UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/28/2009

NYFIX, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-02292

Delaware	06-1344888
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

100 Wall Street
New York, NY 10005
(Address of principal executive offices, including zip code)

(646) 525-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

This Notice is being disseminated to advise the public of the proposed settlement of the stockholder derivative actions brought by several stockholders on behalf of, and for the benefit of NYFIX, Inc. The Court will hold a final settlement hearing on June 4, 2009 to determine whether to approve the settlement.

This Notice is given pursuant to Connecticut General Statutes sections 52-572j(a) and 33-725, and by an Order of the Superior Court of Connecticut, Judicial District of Stamford, Norwalk at Stamford.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, Inc.

Date: April 28, 2009	By:	/s/ Annemarie Tierney
Annemarie Tierney
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Notice of Proposed Derivative Actions Settlement